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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)    May 28, 1996
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                            C-CUBE MICROSYSTEMS INC.
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               (Exact name of registrant as specified in charter)


         Delaware                    0-23596                77-0192108
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)             Identification No.)


     1778 McCarthy Boulevard, Milpitas, California                       95035
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     (Address of principal executive offices)                         (Zip Code)


     Registrant's telephone number, including area code   (408) 944-6300
                                                          ----------------------


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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     In a press release disseminated on May 28, 1996, the registrant publicly announced that it had entered into a definitive merger agreement with DiviCom Inc. ("DiviCom") whereby the registrant will acquire all of the outstanding shares of DiviCom that it does not already own and DiviCom will become a wholly owned subsidiary of the registrant. A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     A copy of the registrant's press release dated May 28, 1996, announcing its agreement to acquire all of the outstanding shares of DiviCom that it does not already own is attached hereto as an exhibit and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    C-CUBE MICROSYSTEMS INC.
                                         (Registrant)


     Date:  June 14, 1996           By:  /s/ James G. Burke
                                         ---------------------------------------
                                         James G. Burke, Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit        Description
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 99.1          Press release disseminated May 28, 1996


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